SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  May 10, 2004
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(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-97955                 13-3320910
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                11 Madison Avenue, New York, New York 10010-3629
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                      Address of Principal Executive Office


       Registrant's telephone number, including area code: (212) 325-6736

Item 5. Other Events.

            Attached as Exhibit 99.1 to this Current Report is a collateral data tape (the "Collateral Data Tape") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2004-C2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-97955) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Data Tape by reference in the Registration Statement.

            Any statement or information contained in the Collateral Data Tape shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

                  Exhibit No.                      Description
              -----------------            -------------------------

                     99.1                      Collateral Data Tape

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       CREDIT SUISSE FIRST BOSTON
                                          MORTGAGE SECURITIES CORP.



                                       By: /s/ Jeffrey Altabef
                                           Name:  Jeffrey Altabef
                                           Title: Vice President

Date:  May 10, 2004

                                  Exhibit Index

  Exhibit No.               Description             Paper (P) or Electronic (E)
---------------     -------------------------      -----------------------------
      99.1             Collateral Data Tape                     E